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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)             April 26, 2000
                                                       ------------------------


                           CONCUR TECHNOLOGIES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                         (State or Other Jurisdiction)



       000-25137                                          91-1608052
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(Commission File Number)                      (IRS Employer Identification No.)


6222 185th Avenue, NE, Redmond, Washington                  98052
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(Address of Principal Executive Offices)                  (Zip Code)


                                (425) 702-8808
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On April 26, 2000, Concur Technologies, Inc. issued a press release announcing that its Chief Financial Officer will resign effective June 1, 2000 and that Concur has initiated a search for a replacement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     Number    Description
     ------    -----------

     99.01     Press Release Dated April 26, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CONCUR TECHNOLOGIES, INC.
                                             (Registrant)

Date:  May 5, 2000                     By: /s/ S. Steven Singh
                                           -------------------------------
                                           Name:  S. Steven Singh
                                           Title: President and Chief Executive
                                                  Officer
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                                 EXHIBIT INDEX

     Number    Description
     ------    -----------

      99.01    Press release dated April 26, 2000